UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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KINETICS MUTUAL FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KINETICS MUTUAL FUNDS, INC.
555 Taxter Road, Suite 175
Elmsford, New York 10523
800-930-3828

Kinetics Tactical Paradigm Fund

March [   ], 2011

Dear Shareholder:

The Board of Directors of Kinetics Mutual Funds, Inc. (the “Company”) is announcing a Special Meeting of Shareholders (the “Meeting”) of the Kinetics Tactical Paradigm Fund (the “Fund”) to be held on March 18, 2011 at [   ] [a.m.] (Eastern time) at the Company’s offices located at 555 Taxter Road, Suite 175, Elmsford, New York 10523.  At the Meeting, shareholders of the Fund will be asked to vote to approve the liquidation and termination of the Fund (the “Proposal”).

The Fund’s investment adviser, Kinetics Asset Management, Inc. (the “Adviser”) has recommended the liquidation and termination of the Fund.  The Adviser’s recommendation is primarily based on the fact that the Fund has not been able to maintain an economically viable structure and performance, and the Adviser does not anticipate that the Fund will experience meaningful improvement in the near future.  Based on this recommendation, the Board of Directors of the Company (the “Board”) has unanimously approved the liquidation and termination of the Fund, subject to shareholder approval.

Under the Company’s Articles of Incorporation, the Company must obtain shareholder approval to liquidate the Fund.  If liquidation is approved by Fund shareholders, all of the Fund’s assets will be liquidated, and the proceeds will be distributed to Fund shareholders on or about March 23, 2011.  The tax consequences of the liquidation are described in the Proxy Statement.

The Board has unanimously approved the Proposal and recommends that you vote FOR the Proposal, as described in the attached Proxy Statement.

Each shareholder is invited to attend the Meeting in person.  If you cannot be present at the Meeting, we urge you to execute and return promptly in the enclosed envelope the accompanying Proxy Card or Cards which are being solicited by the Board.  This is important for the purpose of ensuring a quorum at the Meeting.  A proxy may be revoked by any shareholder at any time before it is exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Company’s Secretary, or by withdrawing the proxy and voting in person at the Meeting.

Your vote is important to us.  Thank you for taking the time to consider this important matter.

  Sincerely,

/s/Peter B. Doyle

Peter B. Doyle
President

IMPORTANT INFORMATION FOR FUND SHAREHOLDERS

The enclosed Proxy Statement describes a proposal to liquidate and terminate (the “Liquidation”) the Kinetics Tactical Paradigm Fund (the “Fund”).  While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Fund that require a shareholder vote.

COMMON QUESTIONS ABOUT THE PROPOSED LIQUDIATION

Q.  Why am I receiving this proxy statement?
A.   The Fund’s investment adviser, Kinetics Asset Management, Inc. (the “Adviser”) has recommended the liquidation and termination of the Fund.  The Adviser’s recommendation is primarily based on the fact that the Fund has not been able to maintain an economically viable structure and performance, and the Adviser does not anticipate that the Fund will experience meaningful improvement in the near future.  The Company’s Articles of Incorporation require that both the Board of Directors of the Company and the Fund’s shareholders approve the liquidation of the Fund.  The members of the Company’s Board of Directors, including all of the Directors who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), recommend that you vote FOR the approval of the Fund’s liquidation.  The Fund’s shareholders are now being asked to approve the Liquidation.

Q.  How will the Liquidation affect me?
A.  If the Liquidation is approved by shareholders, the Fund will stop taking new subscriptions on or about March [  ], 2011.  The Fund will then be liquidated and final redemption proceeds, together with any previously declared dividends, will be mailed to shareholders on or about March 23, 2011.

Q.  Will I have to pay any taxes as a result of the Liquidation?
A.  You may have to.  A U.S. shareholder who receives redemption proceeds will be treated as having received the redemption proceeds in exchange for the shareholder’s shares of the Fund and will recognize gain or loss based on the difference between the amount received and the shareholder’s tax basis in the Fund shares, and any dividends (including, but not limited to, any capital gain distributions) will be taxable in the normal manner.  The tax consequences of the liquidation are described in the Proxy Statement.

Q.  What happens if the Liquidation is not approved?
A.  If the shareholders of the Fund do not approve its Liquidation, then you will remain a shareholder of the Fund and it will not liquidate.  The Board would then consider other alternatives for the Fund, which may include another liquidation proposal.  In addition, shareholders will still be able to redeem their shares of Fund if it is not liquidated.

Q.  How does the Board recommend that I vote?
A.  The members of the Board, including all of the Independent Directors, recommend that you vote in favor of the Liquidation.  The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation.”

Q.  Will the Fund pay for the proxy solicitation and related legal costs?
A.  No.  The Adviser has agreed to bear these costs.

Q.   When and where will the shareholders’ meeting be held?
A.  The shareholders’ meeting will be held at the Company’s offices located at 555 Taxter Road, Suite 175, Elmsford, New York 10523 on March 18, 2011, at [   ] [a.m.] (Eastern time).

Q.  Do I have to attend the shareholders’ meeting in order to vote my shares?
A.  No.  You can simply mail in the enclosed proxy card(s).

Q.  How can I vote my shares?
A.  You may vote your shares in person at the shareholder meeting.  If you do not plan to attend the meeting you may vote your shares by mail, as described on the enclosed proxy card(s). You may authorize your proxy by completing the enclosed proxy card(s) by dating, signing and returning it in the postage paid envelope.  Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the proposal described in this proxy statement.

Q.  Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?
A.  Please call toll-free at 1 (800) 930-3828.

KINETICS MUTUAL FUNDS, INC.
555 Taxter Road, Suite 175
Elmsford, New York 10523
800-930-3828

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 18, 2011

Kinetics Tactical Paradigm Fund

NOTICE IS HEREBY GIVEN that at a Special Meeting of Shareholders (the “Meeting”) of the Kinetics Tactical Paradigm Fund (the “Fund”) of Kinetics Mutual Funds, Inc. (the “Company”) will held on March 18, 2011 at [   ] [a.m.] (Eastern time) at the Company’s offices located at 555 Taxter Road, Suite 175, Elmsford, New York 10523.

The Meeting will be held for the following purposes:

1.	To consider a proposal to liquidate and terminate the Fund, as set forth in a Plan of Liquidation and Termination approved by the Board of Directors of the Company (the “Board”).

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Fund’s investment adviser, Kinetics Asset Management, Inc. (the “Adviser”) has recommended the liquidation and termination of the Fund.  The Adviser’s recommendation is primarily based on the fact that the Fund has not been able to maintain an economically viable structure and performance, and the Adviser does not anticipate that the Fund will experience meaningful improvement in the near future.  Based on this recommendation, the Board has unanimously approved the liquidation and termination of the Fund, subject to shareholder approval.  If liquidation is approved by Fund shareholders, all of the Fund’s assets will be liquidated, and the proceeds will be distributed to Fund shareholders on or about March 23, 2011.

The proposal stated above is discussed in detail in the attached Proxy Statement.  Shareholders of record as of the close of business of February 18, 2011 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

THE BOARD HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL, AS DESCRIBED IN THE ATTACHED PROXY STATEMENT.

Each shareholder is invited to attend the Meeting in person.  If you cannot be present at the Meeting, we urge you to execute and return promptly in the enclosed envelope the accompanying Proxy Card or Cards which are being solicited by the Board.  This is important for the purpose of ensuring a quorum at the Meeting.  A proxy may be revoked by any shareholder at any time before it is exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Company’s Secretary, or by withdrawing the proxy and voting in person at the Meeting.

By Order of the Board of Directors,

/s/Peter B. Doyle

Peter B. Doyle
President

March [ ], 2011

KINETICS MUTUAL FUNDS, INC.
555 Taxter Road, Suite 175
Elmsford, New York 10523
800-930-3828

Kinetics Tactical Paradigm Fund

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Kinetics Mutual Funds, Inc. (the “Company”) in connection with a Special Meeting of Shareholders of the Company’s Tactical Paradigm Fund (the “Fund”) to be held at the Company’s offices located at 555 Taxter Road, Suite 175, Elmsford, New York 10523 on March 18, 2011 at [   ] [a.m.] (Eastern time) to consider the matter discussed below.  Such meeting and any adjournments thereof are referred to in this Proxy Statement as the “Meeting.”  At the Meeting, shareholders will be asked to vote on the approval of the liquidation and termination of the Fund, as set forth in a Plan of Liquidation and Termination approved by the Board, (the “Proposal”).

The following table summarizes the Proposal to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to the Proposal:

Proposal	Shareholders Solicited
1. To approve the liquidation and termination of the Fund, as set forth in a Plan of Liquidation and Termination approved by the Board.	All shareholders of record of the Fund voting together as a single class.

Only shareholders of record of the Fund at the close of business on February 18, 2011, the record date for the Meeting (“Record Date”) shall be entitled to one vote at the Meeting for each full share held and each fractional share shall be entitled to a proportionate fractional vote.  As of the Record Date, the number of outstanding shares of the Fund was [   ].

Proxy solicitations will be made by mail.  This Proxy Statement and the enclosed Proxy card or cards will first be mailed to the Fund’s shareholders on or about March 4, 2011.  Shares may also be voted in person or by proxy.  Properly signed proxies received by the Company in time for voting and not so revoked will be voted in accordance with the directions specified therein at the Meeting or any adjournment.  The Board recommends a vote FOR approval of the Proposal.  If no specification is made, the proxy will be voted:  1) FOR approval of the Proposal and 2) in the discretion of the proxies as to any other matter which may properly come before the Meeting or any adjournment thereof.

The Adviser will bear all costs related to the proxy solicitation and shareholder meeting.  Broadridge Investor Communications Services has been retained to solicit proxies in connection with the Meeting for fees of approximately $[________].  Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by withdrawing the proxy, attending the Meeting and voting in person.

The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Company’s website at www.kineticsfunds.com.

The Company will furnish, without charge, copies of its annual report to shareholders dated December 31, 2010 to any shareholder upon request.  The annual report may be obtained by writing to: Kinetics Mutual Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or by calling (800) 930-3828 or on-line by visiting http://www.kineticsfunds.com.

PROPOSAL:  APPROVAL OF FUND LIQUDIATION

BACKGROUND

The Fund began operations on December 31, 2009.  The investment objective of the Fund is to provide long-term growth of capital.

After review and evaluation of possible alternatives, the Adviser recommended to the Board the liquidation and termination of the Fund.  The Adviser’s recommendation is primarily based on the fact that the Fund has not been able to maintain an economically viable structure and performance, and the Adviser does not anticipate that the Fund will experience meaningful improvement in the near future.

BOARD CONSIDERATION OF THE PROPOSAL

At a meeting held on December 6, 2010, the Board, including all of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Company (the “Independent Directors”), approved, subject to shareholder approval, a Plan of Liquidation and Termination (the “Plan”) in the form attached to this Proxy Statement.  If liquidation is approved by Fund shareholders, all of the Fund’s assets will be liquidated, and the proceeds will be distributed to Fund shareholders.

In reaching its decision to approve the liquidation of the Fund, the Board, including the Independent Directors, met at a meeting held on December 6, 2010 with representatives of the Adviser.  In the course of their review, the Directors considered their legal responsibilities with regard to all factors deemed to be relevant to the Fund.  The Independent Directors additionally reviewed such considerations, and reached the same conclusions with respect to the approval of the Fund’s liquidation. In their deliberations, the Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Director attributed different weights to the various factors, which included, among others, the following:

•
The impact of the proposed liquidation on shareholders, including tax consequences, the notice period that will be given to investors to make new investment decisions, and the costs associated with liquidating the Fund’s securities;

•	The lack of scale of the Fund;
•	The Fund’s prospects for growth;
•	Market conditions;
•	The payment of the proxy costs by the Adviser; and
•	The recommendation of the Adviser.

The Board concluded that it would be in the interest of the shareholders of the Fund to liquidate the Fund promptly, in accordance with the Plan.

SUMMARY OF THE FUND’S PLAN OF LIQUIDATION

The Board has approved the Plan summarized in this section and set forth as Exhibit A to this Proxy Statement.

1.
Effective Date of the Plan. The Plan will become effective on the date of its adoption and approval by a majority of the outstanding shares of the Fund, as defined below. The date of such adoption and approval by shareholders is hereinafter called the “Effective Date.”  Following this approval, the Fund (i) will cease to invest its assets in accordance with its investment objective and will sell the portfolio securities it owns in order to convert the Fund’s assets to cash; and (ii) will not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets and distributing its assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of the Fund.

2.
Liquidating Distribution. Approximately 5 days after the shareholders approve the Plan, the Company on behalf of the Fund will mail the following to each shareholder of record on the liquidation date of the Plan (the “Liquidation Date”): (i) a liquidating cash distribution equal to the shareholder’s proportionate interest in the net assets of the Fund, and (ii) information concerning the sources of the liquidating distribution.

3.	Expenses. The Adviser will bear all expenses incurred by the Company in carrying out the Plan, other than expenses incurred as a result of the disposition of the Fund’s securities.

4.
Continued Operation of the Fund. After the date of mailing of the liquidating distribution, the termination of the Fund will be effected. The Plan provides that the Board shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Fund and to effect the complete liquidation and termination of the existence of the Fund and the purposes to be accomplished by the Plan.

If the shareholders do not approve the Plan, the Board will meet to consider what, if any, steps to take in the interest of shareholders, which may include another liquidation proposal. Shareholders are free to redeem their shares prior to the Liquidation.

Liquidation Value

If the Plan is adopted by the Fund’s shareholders at the Meeting, the Adviser will sell all of the Fund’s portfolio securities and pay the Fund’s known liabilities and obligations after which each shareholder will receive a distribution in an amount equal to the net asset value per share (after taking into account the effect of any previously declared and unpaid dividends), as determined in accordance with the Fund’s current prospectus (the “Liquidation Distribution”). Shareholders will also receive any such previously declared and unpaid dividends with respect to their shares of the Fund.

The Fund will pay the Liquidation Distributions and any such dividend distributions on the Liquidation Date (as defined above). The amount of these distributions actually paid will vary depending on a number of factors, such as net redemptions of Fund shares.

Federal Tax Consequences

The following is a general discussion of certain material U.S. federal income tax considerations for taxable U.S. shareholders with respect to the liquidation and termination of the Fund. This discussion is based on current U.S. federal income tax laws in effect on the date of this Proxy Statement. Future legislative or administrative changes or court decisions might significantly alter these tax consequences, and any such changes or decisions might be retroactive. The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) with respect to this liquidation and dissolution. The statements below are, therefore, not binding upon the IRS, and there can be no assurance that the IRS will concur with this summary or that the tax consequences to any shareholder upon receipt of a Liquidation Distribution will be as set forth below.

This discussion is for general information only and does not address all of the U.S. federal income tax considerations that may be relevant to specific U.S. shareholders in light of their particular circumstances or to U.S. shareholders subject to special treatment under U.S. federal income tax law (such as financial institutions, insurance companies, tax-exempt entities, broker-dealers, pension plans or persons that have a “functional currency” other than the U.S. dollar). This discussion does not address any U.S. state or local tax considerations. Nor does this discussion address any tax considerations for foreign shareholders or tax-exempt shareholders. Implementing the Plan may impose unanticipated tax consequences on shareholders and affect shareholders differently, depending on their particular tax situations independent of the Plan.

If its shareholders approve the Plan, the Fund will sell its assets and distribute the proceeds and any income to shareholders. The Fund anticipates that it will retain its qualification for treatment as a regulated investment company during the liquidation period and will make all required distributions so that it will not be taxed on the Fund’s net gain, if any, realized from the sale of its assets. The Fund may, if eligible, treat all or a portion of the amounts required to be distributed as having been paid out as part of the Liquidating Distribution.

To the extent necessary, the Fund shall, by the Liquidation Date, have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for the taxable years ending at or prior to the liquidation date (computed without regard to any deduction for dividends paid), and all of the Fund's net capital gains, if any, realized in the taxable years ending at or prior to the liquidation date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any income or excise tax for such periods. The tax consequences to shareholders from any such dividends will be the same as is normally the case. Alternatively, the Fund may, if eligible, treat all or a portion of such amounts required to be distributed as an income dividend or capital gain distribution on account of the Fund's final taxable year as having been paid out as a part of the Liquidation Distributions made to the Fund's shareholders in complete liquidation of the Fund. As described in the next paragraph, any such Liquidation Distributions (in lieu of an income dividend or capital gain distribution) will be treated for federal income tax purposes as having been received by Fund shareholders as consideration for a sale or exchange of their Fund shares.

A U.S. shareholder who receives a Liquidating Distribution will be treated as having received the Liquidating Distribution in exchange for the shareholder’s shares of the Fund and will recognize gain or loss based on the difference between the amount received and the shareholder’s basis in the Fund shares. If a shareholder holds shares as capital assets, the gain or loss will be characterized as a capital gain or loss. If the shares have been held for more than twelve months, any such gain will be treated as long-term capital gain, taxable to individual U.S. shareholders at a maximum federal tax rate of 15%, and any such loss will be treated as long-term capital loss. Capital gain or loss on shares held for twelve months or less will be treated as short-term capital gain or loss, except that any loss realized with respect to shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends that were received on the shares.

A Liquidating Distribution to a U.S. shareholder may be subject to backup withholding, unless the shareholder is an entity exempt from withholding (including most corporations, tax-exempt organizations and certain qualified nominees), or the shareholder provides a correct taxpayer information number (“TIN”) and certifies on a properly completed IRS Form W-9 or other substitute form that the shareholder is not subject to backup withholding and is a U.S. person. The current backup withholding rate is 28%.  Backup withholding tax is not an additional tax and is creditable against a taxpayer’s federal income tax liability.

SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT OF RECEIVING THE LIQUIDATING DISTRIBUTION AS DISCUSSED HEREIN, INCLUDING ANY STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

Individual Retirement Accounts

The receipt of a Liquidation Distribution by an individual retirement account (“IRA”) that holds shares will not be taxable to the IRA owner for federal income tax purposes if the distribution remains in the IRA.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF
THE KINETICS TACTICAL PARADIGM FUND
VOTE FOR THE APPROVAL OF THE PROPOSAL

VOTING INFORMATION

The approval of the Proposal requires the affirmative vote of “a majority of the Fund’s outstanding voting securities” (as defined in the 1940 Act), which means the lesser of (1) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of common stock of the Fund.

For purposes of determining the presence of a quorum, abstentions, broker “non-votes” or withheld votes will be counted as present.  Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.  Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as abstentions.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.

OTHER MATTERS

No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Administrator and Distributor

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator of the Fund.  Kinetics Funds Distributor, Inc. (“KFDI”), 555 Taxter Road, Suite 175, Elmsford, New York 10523, is the distributor of the Fund’s shares.  KFDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. and an affiliate of the Adviser.

ADDITIONAL INFORMATION

Principal Holders of the Fund’s Shares

The following table provides the name and address of any person who owned of record or beneficially 5% or more of the outstanding shares of the Fund as of the Record Date (a “principal shareholder”).  A control person is one who owns beneficially either directly or through controlled companies more than 25% of the voting securities of a company or who acknowledges or asserts the existence of control.

The Kinetics Tactical Paradigm Fund

Name and Address	% Ownership	Type of Ownership

Security Ownership of Management

As of the Record Date, the officers and/or Directors of the Fund as a group beneficially owned [   ]% of the outstanding shares of the Fund.

PROCEDURES FOR SHAREHOLDER COMMUNICATIONS WITH BOARD

The Company’s Board will receive and review written correspondence from shareholders.  Shareholders may address correspondence to individual Directors or to the full Board at the Company’s principal business address.  The Board or an individual Director will respond to shareholder correspondence in a manner that the Board or Director deems appropriate given the subject matter of the particular correspondence.

The Company maintains copies of all correspondence addressed to individual Directors or the Board.  Copies of all such correspondence are forwarded promptly to an individual Director or the Board, as applicable.

SHAREHOLDER PROPOSALS

The Company does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Company at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its consideration at the meeting.

DELIVERY OF PROXY STATEMENT

The Securities and Exchange Commission has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please contact Kinetics Mutual Funds, Inc., at P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or call toll-free at 1-800-930-3828.

Dated:  March [  ], 2011

EXHIBIT A

PLAN OF LIQUIDATION

KINETICS MUTUAL FUNDS, INC.

Kinetics Tactical Paradigm Fund

Plan of Liquidation and Termination

This Plan of Liquidation and Termination (“Plan”) concerns the Kinetics Tactical Paradigm Fund (the “Fund”), a series of Kinetics Mutual Funds, Inc. (the “Company”), which is a corporation organized and existing under the laws of the State of Maryland.  The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Plan is intended to accomplish the complete liquidation and termination of the Fund in conformity with all provisions of Maryland law and the Company’s Articles of Incorporation (the “Charter”).

WHEREAS, the Board of Directors of the Company has deemed it appropriate in carrying out the Company’s responsibilities under the 1940 Act, the Maryland General Corporation Law (“MGCL”) and the Company’s Charter, and in the best interests of the shareholders (the “Shareholders”) of the Fund, to liquidate the Fund so that the Shareholders of the Fund receive liquidating redemptions (the “Liquidating Redemptions”); and

WHEREAS, at a meeting of the Board of Directors on December 6, 2010, the Board of Directors considered and adopted this Plan as the method of liquidating and terminating the Fund;

NOW THEREFORE, the liquidation and termination of the Fund shall be carried out in the manner hereinafter set forth:

1.
Effective Date of Plan.  The Plan shall become effective upon the adoption and approval of the Plan at a meeting of Shareholders called for the purpose of voting upon the Plan, by affirmative vote of the holders of a majority of the outstanding shares of the Fund, as defined under the 1940 Act, at a meeting at which a quorum is present.  The presence in person or by proxy of the holders of more than fifty percent of all shares entitled to be cast at the meeting will constitute a quorum.   The day of such adoption and approval is hereinafter called the “Effective Date.”

2.
Termination.  On or about March 23, 2011 (the “Liquidation Date”), consistent with the provisions of the Plan, the Fund shall be liquidated and terminated, and the Shareholders shall receive Liquidating Redemptions, in accordance with the laws of the State of Maryland and the Company’s Charter (“Termination”).

3.
Cessation of Business.  As soon as practicable after the Liquidation Date, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to Shareholders in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund.

4.
Restriction of Transfer and Redemption of Shares.  The proportionate interests of Shareholders in the assets of the Fund and their rights to receive redemption payments and subsequent distributions shall be fixed on the basis of the Shareholders of the Fund at the close of business on the Liquidation Date of the Plan.  On the Liquidation Date, the books of the Fund shall be closed.  Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the Shareholders' respective interests in the Fund’s assets shall not be transferable or redeemable.

5.
Payment of Debts.  As soon as practicable after the Effective Date, the Fund shall determine and pay, or set aside in cash equivalent, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the Liquidation Date.

6.
Liquidating Distributions.  Immediately before the Liquidation Date, the Fund shall convert its remaining securities to cash or cash equivalents and, as soon thereafter as possible, distribute pro rata to the Fund’s Shareholders of record as of the close of business on the Effective Date all of the remaining assets of the Fund in complete cancellation and redemption of all of the outstanding shares of the Fund, less an estimated amount necessary to discharge (a) any unpaid liabilities and obligations of the Fund on the Fund’s books on the date of the first distribution, and (b) liabilities as the Board of Directors shall reasonably deem to exist against the assets of the Fund.

Following the Liquidation Date, if the Fund receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, the aggregate amount of which is determined by the Board of Directors of the Company not to be de minimis after taking into account all expenses associated with effecting the disposition thereof, such cash or distribution shall be disbursed to the Shareholders of record of the Fund as of the Liquidation Date, on a pro rata basis, in such manner as the Board of Directors or, subject to the direction of the Board of Directors, the Company’s officers shall deem appropriate.

7.	Expenses of Liquidation. Kinetics Asset Management, Inc. or its affiliates shall bear all expenses incurred in carrying out this Plan.

8.
Power of Board of Directors.  The Board of Directors, or subject to the direction of the Board of Directors, the Company’s officers, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan.  The death, resignation or disability of any director or any officer of the Company shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in the Plan.  Within 30 days of the Effective Date, IRS Form 966, with a copy of this Plan attached, shall be filed on behalf of the Fund with the Internal Revenue Service Center where the Fund’s IRS Form 1120-RIC is filed.  Following completion of the liquidation of the Fund, the Fund administrator shall be responsible for providing and filing all required tax information returns with respect to Fund distributions to Shareholders and the Fund’s Form 1120-RIC for its final taxable year.

9.
Amendment or Abandonment of the Plan.  The Board of Directors shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the marshalling of the Fund’s assets and the complete liquidation and termination of the existence of the Fund, and the distribution of the Liquidating Redemptions to Shareholders in accordance with the laws of the State of Maryland and the purposes to be accomplished by the Plan.

10.	Appraisal Rights. Shareholders will not be entitled to appraisal rights in connection with the Plan.

11.	Records. The Company shall maintain all records related to this Plan as required by the 1940 Act and the rules thereunder.

12.	Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Maryland.

KINETICS MUTUAL FUNDS, INC.

Kinetics Tactical Paradigm Fund

For the Board of Directors

By:  _______________________
Peter B. Doyle
President

PROXY
Kinetics Tactical Paradigm Fund
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
SPECIAL MEETING OF SHAREHOLDERS
MARCH 18, 2011

This Proxy is solicited on behalf of the Board of Directors of Kinetics Mutual Funds, Inc. (the “Company”) for the Special Meeting of Shareholders (the “Meeting”) and related to the proposal with respect to the Company’s Kinetics Tactical Paradigm Fund (the “Fund”).  The undersigned hereby appoints Russell Grimaldi, Peggy Petercsak and Jay Kesslen, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at [  ] [a.m.] (Eastern time), on March 18, 2011 at the Company’s offices located at 555 Taxter Road, Suite 175, Elmsford, New York 10523, and any adjournment(s) thereof.  In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) thereof.

YOUR VOTE IS IMPORTANT.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.  THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

TO VOTE BY MAIL:	RETURN YOUR SIGNED AND DATED BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

1:  To approve the liquidation and termination of the Fund as set forth in a Plan of Liquidation and Termination adopted by the Board of Directors of the Company:

FOR	AGAINST	ABSTAIN
☐	☐	☐

Unless otherwise specified in the blocks provided, the undersigned’s vote will be cast FOR the matter above.  The Board of Directors of the Company recommends that you vote FOR the matter set forth above.

If you should have any questions about the proxy material or the execution of your vote, simply call 1 (800) 930-3828 between the hours of 9:30 a.m. and 9:00 p.m. Eastern Time Monday through Friday and between the hours of 10:00 a.m. and 6:00 p.m. on Saturday. Representatives will be happy to assist you.  Please have this proxy card available at the time of the call.

Your vote is important, no matter how many shares you own.  You may receive additional proxies for other accounts.  These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

Please sign exactly as name(s) appears above.  If shares are held in the name of joint owners, each should sign.  If signing as an attorney-in-fact, executor, administrator, trustee, guardian or in some other representative capacity you should so indicate.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED MARCH [  ], 2011, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

_________________________________________________________
Signature and Titles, if applicable                                      Date

_________________________________________________________
Signature (Joint Owners)                                                      Date